United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 28, 2007
First Busey Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	0-15959	37-1078406

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

201 West Main Street, Urbana, IL	61801

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (217) 365-4556
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On Wednesday, February 28, 2007, First Busey Corporation, a Nevada corporation (“First Busey”) and Main Street Trust, Inc., an Illinois corporation (“Main Street”) issued a joint press release announcing each company’s shareholder approval of the merger of Main Street with First Busey. The transaction, which is still subject to regulatory approval, is expected to close in the second quarter of 2007.
A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     Exhibit 99.1       Joint press release dated February 28, 2007

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2007	First Busey Corporation
	By:	/s/ Barbara J. Harrington
		Name:	Barbara J. Harrington
		Title:	Chief Financial Officer